UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2008

SED International Holdings, Inc..
(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4916 North Royal Atlanta Drive, Tucker, Georgia	30084
(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           (e) On February 20, 2008, SED International Holdings, Inc. (the “Company”) through SED International, Inc., its operating subsidiary, and Jonathan Elster entered into an Amended and Restated Employment Agreement. The principal change was to add a provision for liquidated damages in the event of a change in control.

          A copy of the Amended and Restated Employment Agreement is attached as Exhibit 10.1 hereto.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01: Financial Statements and Exhibits.

          (d) Exhibits.

Exhibit
No.	Description
10.1	Amended and Restated Employment Agreement between SED International, Inc. and
Jonathan Elster dated February 20, 2008.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated: February 21, 2008	By:	/s/ Lyle Dickler
Lyle Dickler,
Vice President of Finance